Exhibit 99.1

11011 Sunset Hills Road
Reston, Virginia 20190	News
www.gd.com

Contact: Jeff A. Davis
Tel: 703 876 3483
press@generaldynamics.com

General Dynamics Reports Second-Quarter 2020 Results

July 29, 2020

•Diluted EPS of $2.18
•Net earnings of $625 million on revenue of $9.3 billion
•Free cash flow conversion 100%
•32 aircraft delivered despite pandemic-caused delivery challenges

RESTON, Va. – General Dynamics (NYSE: GD) today reported second-quarter 2020 net earnings of $625 million on revenue of $9.3 billion. Diluted earnings per share (EPS) were $2.18.

“We have continued to operate throughout the COVID-19 pandemic, meeting our customers’ needs while keeping our people as safe as possible,” said Phebe N. Novakovic, chairman and chief executive officer. “We are focused on the basics of early and aggressive cost management, performance and cash conversion as we manage through this period.”

Aircraft deliveries
The company delivered 32 aircraft during the quarter, up from 23 last quarter, despite continued pandemic-related challenges to making international deliveries.

Cash
Net cash provided by operating activities in the quarter totaled $843 million, $552 million better than the year-ago quarter. Free cash flow from operations, defined as net cash provided by operating activities less capital expenditures, was $622 million, 100% of net earnings. The company ended the quarter with $2.3 billion of cash on hand, $1.6 billion more than at the end of second-quarter 2019.

Backlog
Total backlog at the end of second-quarter 2020 was $82.7 billion, 22% higher than the year-ago quarter. Estimated potential contract value, representing management’s estimate of value in unfunded indefinite delivery, indefinite quantity (IDIQ) contracts and unexercised options, was $49.6 billion. Total estimated contract value, the sum of all backlog components, was $132.2 billion at the end of the quarter, approximately 30% more than the year-ago quarter.

Significant awards in the quarter included a contract to construct the first two Columbia-class submarines which will be worth $11.5 billion when funding is received from Congress; $320 million to upgrade Stryker vehicles to the double-V-hull A1 configuration; $215 million from the U.S. Army to produce Hydra-70 rockets; $175 million from the Army for computing and
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communications equipment under the Common Hardware Systems-5 program; $160 million in separate contracts from the U.S. Navy to provide missile components for the Aegis Ballistic Missile Defense program and gun systems for the F-35 Joint Strike Fighter; $130 million from the Centers for Medicare and Medicaid Services for several contracts, including support of the agency’s Healthcare Integrated General Ledger Accounting System (HIGLAS) application; and $125 million for several key contracts to provide intelligence services to classified customers.

About General Dynamics
Headquartered in Reston, Virginia, General Dynamics is a global aerospace and defense company that offers a broad portfolio of products and services in business aviation; combat vehicles, weapons systems and munitions; IT services; C4ISR solutions; and shipbuilding and ship repair. General Dynamics employs approximately 100,000 people worldwide and generated $39.4 billion in revenue in 2019. More information is available at www.gd.com.

Certain statements made in this press release, including any statements as to future results of operations and financial projections, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are based on management’s expectations, estimates, projections and assumptions. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Therefore, actual future results and trends may differ materially from what is forecast in forward-looking statements due to a variety of factors. Additional information regarding these factors is contained in the company’s filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. All forward-looking statements speak only as of the date they were made. The company does not undertake any obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this press release.

WEBCAST INFORMATION: General Dynamics will webcast its second-quarter 2020 financial results conference call at 9 a.m. EDT on Wednesday, July 29, 2020. The webcast will be a listen-only audio event available at www.gd.com. An on-demand replay of the webcast will be available one hour after the end of the call and end on August 5, 2020. To hear a recording of the conference call by telephone, please call 1-877-344-7529 (international: 1-412-317-0088) passcode 10144907. Charts furnished to investors and securities analysts in connection with General Dynamics’ announcement of its financial results are available at www.gd.com.

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EXHIBIT A
CONSOLIDATED STATEMENT OF EARNINGS - (UNAUDITED)
DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS

	Three Months Ended		Variance
	June 28, 2020	June 30, 2019	$	%
Revenue	$9,264	$9,555	$(291)	(3.0)%
Operating costs and expenses	(8,423)	(8,465)	42
Operating earnings	841	1,090	(249)	(22.8)%
Interest, net	(132)	(119)	(13)
Other, net	18	12	6
Earnings before income tax	727	983	(256)	(26.0)%
Provision for income tax, net	(102)	(177)	75
Net earnings	$625	$806	$(181)	(22.5)%
Earnings per share—basic	$2.18	$2.80	$(0.62)	(22.1)%
Basic weighted average shares outstanding	286.4	288.1
Earnings per share—diluted	$2.18	$2.77	$(0.59)	(21.3)%
Diluted weighted average shares outstanding	286.9	290.8

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EXHIBIT B
CONSOLIDATED STATEMENT OF EARNINGS - (UNAUDITED)
DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS

	Six Months Ended		Variance
	June 28, 2020	June 30, 2019	$	%
Revenue	$18,013	$18,816	$(803)	(4.3)%
Operating costs and expenses	(16,231)	(16,712)	481
Operating earnings	1,782	2,104	(322)	(15.3)%
Interest, net	(239)	(236)	(3)
Other, net	32	30	2
Earnings before income tax	1,575	1,898	(323)	(17.0)%
Provision for income tax, net	(244)	(347)	103
Net earnings	$1,331	$1,551	$(220)	(14.2)%
Earnings per share—basic	$4.63	$5.39	$(0.76)	(14.1)%
Basic weighted average shares outstanding	287.5	288.0
Earnings per share—diluted	$4.61	$5.33	$(0.72)	(13.5)%
Diluted weighted average shares outstanding	288.5	290.8

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EXHIBIT C
REVENUE AND OPERATING EARNINGS BY SEGMENT - (UNAUDITED)
DOLLARS IN MILLIONS

	Three Months Ended		Variance
	June 28, 2020	June 30, 2019	$	%
Revenue:
Aerospace	$1,974	$2,136	$(162)	(7.6)%
Combat Systems	1,754	1,659	95	5.7%
Information Technology	1,884	2,158	(274)	(12.7)%
Mission Systems	1,181	1,277	(96)	(7.5)%
Marine Systems	2,471	2,325	146	6.3%
Total	$9,264	$9,555	$(291)	(3.0)%
Operating earnings:
Aerospace	$159	$331	$(172)	(52.0)%
Combat Systems	239	242	(3)	(1.2)%
Information Technology	83	154	(71)	(46.1)%
Mission Systems	164	162	2	1.2%
Marine Systems	200	197	3	1.5%
Corporate	(4)	4	(8)	(200.0)%
Total	$841	$1,090	$(249)	(22.8)%
Operating margin:
Aerospace	8.1%	15.5%
Combat Systems	13.6%	14.6%
Information Technology	4.4%	7.1%
Mission Systems	13.9%	12.7%
Marine Systems	8.1%	8.5%
Total	9.1%	11.4%

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EXHIBIT D
REVENUE AND OPERATING EARNINGS BY SEGMENT - (UNAUDITED)
DOLLARS IN MILLIONS

	Six Months Ended		Variance
	June 28, 2020	June 30, 2019	$	%
Revenue:
Aerospace	$3,665	$4,376	$(711)	(16.2)%
Combat Systems	3,462	3,295	167	5.1%
Information Technology	3,872	4,327	(455)	(10.5)%
Mission Systems	2,297	2,435	(138)	(5.7)%
Marine Systems	4,717	4,383	334	7.6%
Total	$18,013	$18,816	$(803)	(4.3)%
Operating earnings:
Aerospace	$399	$659	$(260)	(39.5)%
Combat Systems	462	448	14	3.1%
Information Technology	233	310	(77)	(24.8)%
Mission Systems	312	310	2	0.6%
Marine Systems	384	377	7	1.9%
Corporate	(8)	—	(8)	—%
Total	$1,782	$2,104	$(322)	(15.3)%
Operating margin:
Aerospace	10.9%	15.1%
Combat Systems	13.3%	13.6%
Information Technology	6.0%	7.2%
Mission Systems	13.6%	12.7%
Marine Systems	8.1%	8.6%
Total	9.9%	11.2%

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EXHIBIT E
CONSOLIDATED BALANCE SHEET
DOLLARS IN MILLIONS

	(Unaudited)
	June 28, 2020	December 31, 2019
ASSETS
Current assets:
Cash and equivalents	$2,300	$902
Accounts receivable	3,515	3,544
Unbilled receivables	7,715	7,857
Inventories	6,666	6,306
Other current assets	939	1,171
Total current assets	21,135	19,780
Noncurrent assets:
Property, plant and equipment, net	4,721	4,475
Intangible assets, net	2,197	2,315
Goodwill	19,718	19,677
Other assets	2,451	2,594
Total noncurrent assets	29,087	29,061
Total assets	$50,222	$48,841
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Short-term debt and current portion of long-term debt	$4,121	$2,920
Accounts payable	2,383	3,162
Customer advances and deposits	6,212	7,148
Other current liabilities	3,890	3,571
Total current liabilities	16,606	16,801
Noncurrent liabilities:
Long-term debt	10,470	9,010
Other liabilities	9,256	9,453
Total noncurrent liabilities	19,726	18,463
Shareholders’ equity:
Common stock	482	482
Surplus	3,050	3,039
Retained earnings	32,294	31,633
Treasury stock	(17,809)	(17,358)
Accumulated other comprehensive loss	(4,127)	(4,219)
Total shareholders’ equity	13,890	13,577
Total liabilities and shareholders’ equity	$50,222	$48,841

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EXHIBIT F
CONSOLIDATED STATEMENT OF CASH FLOWS - (UNAUDITED)
DOLLARS IN MILLIONS

	Six Months Ended
	June 28, 2020	June 30, 2019
Cash flows from operating activities—continuing operations:
Net earnings	$1,331	$1,551
Adjustments to reconcile net earnings to net cash from operating activities:
Depreciation of property, plant and equipment	254	232
Amortization of intangible and finance lease right-of-use assets	177	183
Equity-based compensation expense	61	72
Deferred income tax benefit	(83)	(17)
(Increase) decrease in assets, net of effects of business acquisitions:
Accounts receivable	(1)	64
Unbilled receivables	160	(1,074)
Inventories	(433)	(556)
Increase (decrease) in liabilities, net of effects of business acquisitions:
Accounts payable	(782)	(301)
Customer advances and deposits	(863)	(607)
Other, net	356	(51)
Net cash provided (used) by operating activities	177	(504)
Cash flows from investing activities:
Capital expenditures	(406)	(362)
Other, net	184	(1)
Net cash used by investing activities	(222)	(363)
Cash flows from financing activities:
Proceeds from fixed-rate notes	3,960	—
Repayment of fixed-rate notes	(2,000)	—
Proceeds from commercial paper, net	816	1,394
Dividends paid	(610)	(563)
Purchases of common stock	(501)	(231)
Repayment of floating-rate notes	(500)	—
Proceeds from commercial paper, gross (maturities greater than 3 months)	420	—
Other, net	(118)	30
Net cash provided by financing activities	1,467	630
Net cash used by discontinued operations	(24)	(24)
Net increase (decrease) in cash and equivalents	1,398	(261)
Cash and equivalents at beginning of period	902	963
Cash and equivalents at end of period	$2,300	$702

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EXHIBIT G
ADDITIONAL FINANCIAL INFORMATION - (UNAUDITED)
DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS

Other Financial Information:
	June 28, 2020	December 31, 2019
Debt-to-equity (a)	105.0%	87.9%
Debt-to-capital (b)	51.2%	46.8%
Book value per share (c)	48.41	$46.88
Shares outstanding	286,932,436	289,610,336

	Second Quarter		Six Months
	2020	2019	2020	2019
Income tax payments, net	$13	$360	$56	$397
Company-sponsored research and development (d)	$116	$120	$194	$242
Return on sales (e)	6.7%	8.4%	7.4%	8.2%

Non-GAAP Financial Measures:
	Second Quarter		Six Months
	2020	2019	2020	2019
Earnings before interest, taxes, depreciation and amortization:
Net earnings	$625	$806	$1,331	$1,551
Interest, net	132	119	239	236
Provision for income tax, net	102	177	244	347
Depreciation of property, plant and equipment	132	118	254	232
Amortization of intangible and finance lease right-of-use assets	87	92	177	183
Earnings before interest, taxes, depreciation and amortization (f)	$1,078	$1,312	$2,245	$2,549

Free cash flow from operations:
Net cash provided (used) by operating activities	$843	$291	$177	$(504)
Capital expenditures	(221)	(181)	(406)	(362)
Free cash flow from operations (g)	$622	$110	$(229)	$(866)
(a)Debt-to-equity ratio is calculated as total debt divided by total equity as of the end of the period.

(b)Debt-to-capital ratio is calculated as total debt divided by the sum of total debt plus total equity as of the end of the period.

(c)Book value per share is calculated as total equity divided by total outstanding shares as of the end of the period.

(d)Includes independent research and development and Aerospace product-development costs.

(e)Return on sales is calculated as net earnings divided by revenue.

(f)We believe earnings before interest, taxes, depreciation and amortization (EBITDA) is a useful measure for investors because it provides another measure of our profitability and our ability to service our debt. We calculate EBITDA by adding back interest, taxes, depreciation and amortization to net earnings. The most directly comparable GAAP measure to EBITDA is net earnings.

(g)We believe free cash flow from operations is a useful measure for investors because it portrays our ability to generate cash from our businesses for purposes such as repaying maturing debt, funding business acquisitions, repurchasing our common stock and paying dividends. We use free cash flow from operations to assess the quality of our earnings and as a key performance measure in evaluating management. The most directly comparable GAAP measure to free cash flow from operations is net cash provided (used) by operating activities.
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EXHIBIT H
BACKLOG - (UNAUDITED)
DOLLARS IN MILLIONS

	Funded	Unfunded	Total Backlog	Estimated Potential Contract Value*	Total Estimated Contract Value
Second Quarter 2020:
Aerospace	$11,874	$239	$12,113	$2,834	$14,947
Combat Systems	13,863	242	14,105	6,399	20,504
Information Technology	5,464	3,463	8,927	18,392	27,319
Mission Systems	4,856	185	5,041	7,510	12,551
Marine Systems	25,118	17,365	42,483	14,441	56,924
Total	$61,175	$21,494	$82,669	$49,576	$132,245
First Quarter 2020:
Aerospace	$12,998	$274	$13,272	$2,837	$16,109
Combat Systems	14,373	244	14,617	4,253	18,870
Information Technology	5,375	4,127	9,502	18,638	28,140
Mission Systems	4,947	229	5,176	7,957	13,133
Marine Systems	26,112	17,053	43,165	4,460	47,625
Total	$63,805	$21,927	$85,732	$38,145	$123,877
Second Quarter 2019:
Aerospace	$11,932	$213	$12,145	$2,079	$14,224
Combat Systems	14,794	438	15,232	4,113	19,345
Information Technology	4,446	4,405	8,851	17,983	26,834
Mission Systems	4,925	258	5,183	6,847	12,030
Marine Systems	18,344	7,899	26,243	3,223	29,466
Total	$54,441	$13,213	$67,654	$34,245	$101,899

* The estimated potential contract value includes work awarded on unfunded indefinite delivery, indefinite quantity (IDIQ) contracts and unexercised options associated with existing firm contracts, including options and other agreements with existing customers to purchase new aircraft and aircraft services. We recognize options in backlog when the customer exercises the option and establishes a firm order. For IDIQ contracts, we evaluate the amount of funding we expect to receive and include this amount in our estimated potential contract value. The actual amount of funding received in the future may be higher or lower than our estimate of potential contract value.

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EXHIBIT H-1
BACKLOG - (UNAUDITED)
DOLLARS IN MILLIONS

$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$62,142
$66,290
$69,529
$67,871
$69,208
$67,654
$67,396
$86,945
$85,732
$82,669
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20

Funded Backlog	Unfunded Backlog

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EXHIBIT H-2
BACKLOG BY SEGMENT - (UNAUDITED)
DOLLARS IN MILLIONS

AEROSPACE
$15,000
$10,000
$5,000
$0
$12,145
$11,383
$13,349
$13,272
$12,113
2Q19
3Q19
4Q19
1Q20
2Q20

COMBAT SYSTEMS
$20,000
$15,000
$10,000
$5,000
$0
$15,232
$15,518
$14,913
$14,617
$14,105
2Q19
3Q19
4Q19
1Q20
2Q20

**INFORMATION TECHNOLOGY**

$15,000
$10,000
$5,000
$0
$8,851
$9,163
$9,133
$9,502
$8,927
2Q19
3Q19
4Q19
1Q20
2Q20

MISSION SYSTEMS
$10,000
$5,000
$0
$5,183
$5,459
$5,363
$5,176
$5,041
2Q19
3Q19
4Q19
1Q20
2Q20

MARINE SYSTEMS
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$26,243
$25,873
$44,187
$43,165
$42,483
2Q19
3Q19
4Q19
1Q20
2Q20

Funded Backlog	Unfunded Backlog

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EXHIBIT I
SECOND QUARTER 2020 SIGNIFICANT ORDERS - (UNAUDITED)
DOLLARS IN MILLIONS

We received the following significant contract awards during the second quarter of 2020:
Combat Systems:
•$320 from the U.S. Army to upgrade Stryker vehicles to the double-V-hull A1 configuration. The contract has a maximum potential value of $2.5 billion.
•$215 from the Army for the production of Hydra-70 rockets. The contract has a maximum potential value of $3.4 billion.
•$110 from the U.S. Navy to provide missile components for the Aegis Ballistic Missile Defense program.
•$100 for various munitions and ordnance.
•$50 from the Navy to produce gun systems for the F-35 Joint Strike Fighter.

Information Technology:
•$120 from the U.S. Air Force for the Battlefield Information Collection and Exploitation System (BICES) program to provide intelligence information sharing capabilities for the Department of Defense (DoD). The contract has a maximum potential value of $620.
•$130 from the Centers for Medicare and Medicaid Services (CMS) for several contracts, including support of the agency’s Healthcare Integrated General Ledger Accounting System (HIGLAS) application.
•$125 for several key contracts to provide intelligence services to classified customers.
•$50 from the Navy to provide training and training-related program support.
•$40 to provide IT, cloud support and network management services for a commercial customer.

Mission Systems:
•$175 from the Army for computing and communications equipment under the Common Hardware Systems-5 program.
•$105 from the Navy to support the design and development of fire-control systems for ballistic-missile submarines for the Navy and the U.K. Royal Navy.
•$60 to provide sustainment services for the Navy’s next-generation Mobile User Objective System (MUOS) satellite communications system.
•$35 from the U.S. Coast Guard to provide system sustainment support for the Rescue 21 program.
•$35 from the Army to provide continued software support and engineering for the Warfighter Information Network-Tactical (WIN-T) Increment 2 program.

Marine Systems:
•A contract from the Navy to construct the first two Columbia-class submarines, which will be worth $11.5 billion when funding is received from Congress.
•$130 from the Navy for capital expenditures and industrial base development in support of the Arleigh Burke-class (DDG-51) guided-missile destroyer program.
•$80 from the Navy for Advanced Nuclear Plant Studies (ANPS) in support of the Columbia-class submarine program.
•$55 from the Navy to support the Common Missile Compartment work under joint development for the Navy and the U.K. Royal Navy.
•$45 from the Navy to provide ongoing lead yard services for the DDG-51 program.
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EXHIBIT J
AEROSPACE SUPPLEMENTAL DATA - (UNAUDITED)

	Second Quarter		Six Months
	2020	2019	2020	2019
Gulfstream Aircraft Deliveries (units):
Large-cabin aircraft	26	23	46	50
Mid-cabin aircraft	6	8	9	15
Total	32	31	55	65

Aerospace Book-to-Bill:
Orders*	$1,072	$2,198	$2,928	$5,329
Revenue (excluding pre-owned aircraft sales)	1,974	2,134	3,665	4,332
Book-to-Bill Ratio	0.54x	1.03x	0.80x	1.23x

* Does not include customer defaults, liquidated damages, cancellations, foreign exchange fluctuations and other backlog adjustments.

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